Filed pursuant to Rule 497

File No. 333-178548

Supplement dated September 7, 2012

to

Prospectus dated June 11, 2012

_________________________________________

This supplement contains information that amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated June 11, 2012 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

_________________________________________

This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

The first paragraph under the section entitled “Estimated Use of Proceeds” found on page 12 of the Prospectus is hereby replaced with the following:

We intend to use a substantial portion of the proceeds from this offering, net of expenses, to make debt and equity investments in accordance with our investment objective and using the strategies described in this prospectus, although we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use to fund distributions. There can be no assurance that we will be able to sell all of the shares we are presently offering. If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective.

The second sentence in the last paragraph under the section entitled “Estimated Use of Proceeds” found on page 12 of the Prospectus is hereby replaced with the following:

During this time, we may also use the net proceeds to pay operating expenses and for other working capital purposes, including, but not limited to, financing costs, board costs, legal costs and audit costs.

The following sentence is added to the end of the description of “Other Operating Expenses” within the “Compensation of the Dealer Manager and the Investment Adviser” table found on page 24 of the Prospectus:

In addition, we will not reimburse our Advisers for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of our Advisers, in connection with the provision of investment advisory services (as opposed to Administrative Services) to us.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

The third sentence in the response to the question “Q: How will our investments be selected and acquired?” under the section entitled “Questions and Answers about this Offering” found on page 27 of the Prospectus is hereby replaced with the following:

All investment decisions made by our Adviser will require the approval of its investment committee which will be led by Alejandro Palomo, who serves as a director and member of the investment committee for HMS Adviser.

RISK FACTORS

The first sentence of the second risk factor found on page 32 of the Prospectus is hereby replaced with the following:

Any distributions we make to our stockholders will be paid out of assets legally available for distribution.

The first sentence of the third risk factor found on page 32 of the Prospectus is hereby deleted and the second sentence is hereby replaced with the following:

Any distributions we make to our stockholders will be paid out of assets legally available for distribution.

The second risk factor found on page 47 of the Prospectus is hereby replaced with the following:

If our share repurchase program is implemented, we will repurchase your shares on a quarterly basis, subject to certain restrictions and limitations. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

If our share repurchase program is implemented, beginning 12 months after we hold our initial closing, we will commence share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow you to sell back your shares to us on a quarterly basis at a price equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date. The share repurchase program will include numerous restrictions that will limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you. In addition, even if we implement a share repurchase program, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

ESTIMATED USE OF PROCEEDS

The first paragraph within the section entitled “Estimated Use of Proceeds” found on page 53 of the Prospectus is hereby replaced with the following:

We intend to use a substantial portion of the proceeds from this offering, net of expenses, to make debt and equity investments primarily in accordance with our investment objective and using the strategies described in this prospectus, although we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use to fund distributions. There can be no assurance that we will be able to sell all of the shares we are presently offering. If we sell only a portion of the shares offered hereby, we may be unable to achieve our investment objective.

The third sentence in the fourth paragraph within the section entitled “Estimated Use of Proceeds” found on page 53 of the Prospectus is hereby replaced with the following:

During this time, we may also use the net proceeds to pay operating expenses and for other working capital purposes, including, but not limited to, financing costs, board costs, legal costs and audit costs.

The second sentence in the fifth paragraph within the section entitled “Estimated Use of Proceeds” found on page 53 of the Prospectus is hereby replaced with the following:

We intend to use a substantial portion of the proceeds from this offering, net of expenses, to make debt and equity investments in accordance with our investment objective.

DISTRIBUTIONS

The following sentence is added to the end of the section entitled “Distributions” found on page 55 of the Prospectus:

Shortly after each of our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K are filed with SEC, we will send a notice to stockholders residing in the state of Maryland including information regarding the source(s) of such stockholder distributions.

MANAGEMENT

The table setting forth information regarding our officers found on page 87 of the Prospectus is hereby replaced with the following:

Officers

The following persons serve as our officers in the following capacities:

Name	Age	Position(s) Held with the Company	Officer Since
Charles N. Hazen	51	Chairman and Chief Executive Officer	2011
Ryan T. Sims	40	Chief Financial Officer and Secretary	2011
Susan Dudley	42	Chief Compliance Officer	2011
Jeremy T. Davis	36	Senior Controller	2012

The biographical information for Jeremy Davis found on page 90 of the Prospectus is hereby replaced with the following:

Jeremy Davis. Mr. Davis joined Hines in March 2001. Mr. Davis serves as our Senior Controller and is currently the Senior Controller of HMS Adviser LP, Hines Advisers LP and Hines Global REIT Advisers LP. In these roles, Mr. Davis is responsible for the oversight of the accounting and financial reporting functions of these entities. Prior to this time, Mr. Davis served as a Controller for the Hines Core Fund. In this role, he was responsible for fair value accounting and reporting and also investor reporting. Prior to this time, Mr. Davis served as a senior accountant for Hines Corporate Properties, the Hines 1997 U.S Office Development Fund, and the Hines 1999 U.S. Office Development Fund. In these roles, he was responsible for the fund accounting and investor reporting initiatives. Prior to joining Hines, Mr. Davis was a senior accountant in the audit practice of KPMG LLP, serving clients in a variety of industries. He holds a Bachelor of Business Administration degree and a Masters in Public Accountancy from the University of Texas at Austin and is a certified public accountant.

PORTFOLIO MANAGEMENT

The third and fifth sentences in the first paragraph within the section entitled “Portfolio Management” found on page 93 of the Prospectus are hereby replaced with the following:

All new investments will be required to be approved by the investment committee of our Adviser, which will be led by Alejandro Palomo, who serves as a director and member of the investment committee for HMS Adviser.

For more information regarding the business experience of Mr. Palomo see “Portfolio Management — Our Investment Adviser.”

The subsection “Our Investment Adviser” within the section entitled “Portfolio Management” found on pages 93-94 of the Prospectus is hereby replaced with the following:

Our Investment Adviser

Our Adviser, HMS Adviser, is a Texas limited partnership formed on April 13, 2012 that is registered as an investment adviser under the Advisers Act. Our Adviser has no operating history and no experience managing a business development company. Our Adviser is wholly-owned by Hines. Hines is majority owned by Gerald D. Hines and Jeffrey C. Hines. The principal executive offices of HMS Adviser are located at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. See “Investment Objective and Strategies — About Our Sponsor” for additional information regarding the operating history of Hines.

Our Adviser will have an investment committee consisting of Ms. Schugart, Mr. Sims and Mr. Palomo. Upon the request of the Company, a representative of Main Street will be present at the meetings of the investment committee. Below is a brief description of the background and experience of the principals of HMS Adviser and the senior investment professionals employed or retained by HMS Adviser and its affiliates. The backgrounds of Messrs. Hazen and Sims are described in the “Management — Board of Directors and Officers” section of this prospectus.

Alejandro Palomo. Mr. Palomo, age 33, joined Hines in August 2012.  Mr. Palomo serves as a director and member of the investment committee for HMS Adviser LP. In this role, Mr. Palomo is involved with the evaluation and approval of investment opportunities for HMS Income Fund, Inc.  Mr. Palomo also serves as the liaison for portfolio matters between HMS Income Fund Inc. and its sub-adviser, Main Street Capital Partners, LLC. Prior to joining Hines, from March 2008 to August 2012, Mr. Palomo was a director at Main Street Capital Corporation involved with the identification, review, selection, structuring, closing and monitoring of investments within Main Street’s lower middle-market portfolio.  Before joining Main Street, from January 2005 to March 2008, Mr. Palomo worked at PricewaterhouseCoopers LLP in the transaction services group and the audit practice. He holds a Bachelor of Business Administration degree in accounting and a Master of Accountancy from the University of Texas at El Paso and is a certified public accountant.

Sherri W. Schugart. Ms. Schugart, age 46, joined Hines in 1995. Ms. Schugart has served as the Chief Operating Officer for Hines Global REIT, Hines REIT, the Core Fund and the general partner of the advisers of Hines Global REIT and Hines REIT since November 2011. Prior to that time, Ms. Schugart served as the Chief Financial Officer of Hines Global REIT and the general partner of its adviser since December 2008 and as the Chief Financial Officer for Hines REIT and the general partner of its adviser since August 2003. In addition, Ms. Schugart served as the Chief Financial Officer of the Core Fund since July 2004. In these roles, her responsibilities included oversight of financial and portfolio management, equity and debt financing activities, investor relations, accounting, financial reporting, compliance and administrative functions in the U.S. and internationally. She has also been a Senior Managing Director, or similar position, of the general partner of Hines since October 2007 and has served as a director of Hines Securities, Inc. since August 2003. Prior to holding these positions she was a Vice President in Hines Capital Markets Group raising equity and debt financing for various Hines investment vehicles in the U.S. and internationally. Ms. Schugart has been responsible for arranging more than $8.0 billion in equity and debt for Hines’ public and private investment funds. She was also previously the controller for several of Hines’ investment funds and portfolios. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she managed both public and private clients in the real estate, construction, finance and banking industries. She graduated from Southwest Texas State University with a B.B.A. in Accounting.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each member of the Adviser’s investment committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Ryan T. Sims	None
Sherri W. Schugart	None
Alejandro Palomo	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on our initial public offering price of $10.00 per share.

(3)	The dollar range of equity securities beneficially owned is: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

The subsection “Duration and Termination” within the section entitled “Investment Advisory and Administrative Services Agreement” found on page 103 of the Prospectus is hereby replaced with the following:

Unless earlier terminated as described below, the Investment Advisory and Sub-Advisory Agreements will remain in effect for a period of two years from the date they were approved by the board of directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our board of directors, or the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement. The Investment Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment (as such term is defined in the 1940 Act). As required by the 1940 Act, the Investment Advisory and Sub-Advisory Agreements provide that we may terminate the agreement without penalty upon 60 days written notice to the Adviser or Sub-Adviser, as applicable. Our Adviser may voluntarily terminate the Investment Advisory Agreement upon 120 days notice prior to termination and must pay all expenses associated with its termination. Our Sub-Adviser may voluntarily terminate the Sub-Advisory Agreement upon 60 days notice prior to termination and must pay all expenses associated with its termination.

DESCRIPTION OF OUR SECURITIES

The last two paragraphs within the subsection “Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws” within the section entitled “Description of Our Securities” found on page 120 of the Prospectus are hereby replaced with the following:

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

•	Amend the charter (other than as described above);.
•	Remove the Adviser and elect a new investment adviser; and
•	Approve or disapprove the sale of all or substantially all of the Company’s assets when such sale is to be made other than in the ordinary course of the Company’s business.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, our board of directors may not:

•	Amend the Investment Advisory Agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; and

•	Unless otherwise permitted by law, approve a merger or similar reorganization of our Company.

The last sentence within the subsection entitled “Reports to Stockholders” within the section “Description of Our Securities” found on page 124 of the Prospectus is hereby deleted.

PLAN OF DISTRIBUTION

The subsection “Subscription Process” within the section entitled “Plan of Distribution” found on pages 142-143 of the Prospectus is hereby replaced with the following:

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $2,500 and pay such amount at the time of subscription. You should pay for your shares by delivering a check for the full purchase price of the shares, payable to “HMS Income Fund, Inc.” You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely.

By executing the subscription agreement, you will attest, among other things, that you:

•	have received the final prospectus;
•	accept the terms of our charter;
•	meet the suitability requirements described in this prospectus;
•	are purchasing the shares for your own account;
•	acknowledge that there is no public market for our shares; and
•	are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.

We include these representations in our subscription agreement in order to prevent persons who do not meet our suitability standards or other investment qualifications from subscribing to purchase our shares.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Within 30 days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three days. If for any reason we reject the subscription, we will promptly return the funds and the subscription agreement, without interest or deduction, within ten business days after rejecting it. If the initial closing does not occur, 100% of the paid subscriptions, including any interest earned, will be promptly returned to the subscribers.

SUITABILITY STANDARDS

The suitability standards listed below hereby replace those found within the section entitled “Suitability Standards” found on pages 144-145 of the Prospectus for the states of California, Massachusetts, Michigan, New Mexico and Ohio. The suitability paragraph listed below for Ohio is hereby added on page 146 of the Prospectus immediately following the North Dakota suitability paragraph.

California, Michigan and New Mexico — In addition to the suitability standards above, an investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Massachusetts — Investors who reside in the state of Massachusetts must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Massachusetts investor’s total investment in us and other similar investments shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Ohio — It shall be unsuitable for an Ohio investor's aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded direct purchase programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

SHARE REPURCHASE PROGRAM

The first sentence in the second paragraph under the section entitled “Share Repurchase Program” found on page 147 of the Prospectus is hereby replaced with the following:

Beginning 12 months after we conduct our initial closing, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly share repurchases, on approximately 10% of our weighted average number of outstanding shares in any 12-month period, to allow our stockholders to sell their shares back to us at a price equal to the net asset value per share, as determined within 48 hours prior to the Repurchase Date which shall be the date of the first closing of the month in January, April, July and October unless otherwise determined by the board of directors.

FORM OF SUBSCRIPTION AGREEMENT

This supplement supplements and amends the Prospectus by replacing in its entirety the Form of Subscription Agreement beginning on page A-2 of the Prospectus with the following:

SUBSCRIPTION AGREEMENT FOR SHARES OF HMS INCOME FUND, INC.

1	Your Initial Investment Make all checks* payable to: HMS Income Fund, Inc.

*	Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

Investment Amount $	☐ Initial Purchase
(The minimum investment is $2,500)	☐ Subsequent Purchase

☐	A. Rights of Accumulation Please link the tax identification numbers or account numbers listed below for rights of accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

Tax ID/SSN or Account Number	Tax ID/SSN or Account Number	Tax ID/SSN or Account Number

☐	B. Net Commission Purchases Please check this box if you are eligible for a Net Commission Purchase. See prospectus for details to determine if you qualify.

2	OWNERSHIP TYPE (Select only one)

Non-Custodial Account Type	Third Party Custodial Account Type
Brokerage Account Number _________________________	Custodian Account Number _________________________
☐ Individual or Joint Tenant with Rights of Survivorship	☐ IRA
☐ Transfer on Death Optional designation. Not available for Louisiana or Puerto Rico residents. See Section 3D.	☐ ROTH IRA
☐ SEP IRA
☐ Tenants in Common
☐ Simple IRA
☐ Community Property
☐ Other __________________________________
☐ Uniform Gift/Transfer to Minors
Custodian Information (To be completed by Custodian)
State of_____________________
Custodian Name_____________________________
☐ Pension Plan Include Certification of Investment Powers Form
☐ Trust Include Certification of Investment Powers Form	Custodian Tax ID #___________________________
☐ Corporation / Partnership / Other	Custodian Phone #___________________________
Corporate Resolution or Partnership Agreement Required

3	INVESTOR INFORMATION

A. Investor Name (Investor/Trustee/Executor/Authorized Signatory Information)

(Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.)

First Name	(MI)	Last Name		Gender

Social Security Number	Date of Birth (MM/DD/YYYY)			Daytime Phone Number

Residential Street Address		City	State	Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and Select One below (required)
☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W8-BEN)
Country of Citizenship

B. Co-Investor Name (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name		Gender

Social Security Number	Date of Birth (MM/DD/YYYY)			Daytime Phone Number

Residential Street Address		City	State	Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and Select One below (required)
☐ Resident Alien ☐ Non-Resident Alien (Attach a completed Form W8-BEN)
Country of Citizenship

HMSISUB 07/12

1

C. Entity Name - Retirement Plan/Trust/Corporation/Partnership/Other
(Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3A and 3B)

Entity Name	Tax ID Number	Date of Trust
Entity Type (Select one. Required)
☐ Retirement Plan ☐ Trust ☐ S-Corp	☐ C-Corp ☐ LLC ☐ Partnership	☐ Other_____________________

D. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only.) (Not available for Louisiana or Puerto Rico residents.) (Beneficiary Date of Birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ Primary
☐ Secondary___%

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ Primary
☐ Secondary____%

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ Primary
☐ Secondary____%

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐ Primary
☐ Secondary____%

4 MAILING ADDRESS (If different than residential street address provided in Section 3A)

Address	City	State	Zip Code:

5 SELECT HOW YOU WANT TO RECEIVE YOUR DISTRIBUTIONS (Select only one)

   Complete this section to enroll in the Distribution Reinvestment Plan or to elect to receive cash distributions.

I hereby subscribe for Shares of HMS Income Fund, Inc. and elect the distribution option indicated below:

A. ☐ Distribution Reinvestment Plan (See Prospectus for details)

For Custodial held accounts, if you elect cash distributions the funds must be sent to the Custodian.

B. ☐ Cash/Check Mailed to the address set forth above (Available for Non-Custodial Investors only.)

C. ☐ Cash/Check Mailed to Third Party/Custodian

Name/Entity Name/Financial Institution		Mailing Address

City	State	Zip Code	Account Number (Required)

D. ☐ Cash/Direct Deposit Attach a pre-printed voided check. (Non-Custodial Investors Only)

I authorize HMS Income Fund, Inc. or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify HMS Income Fund, Inc. in writing to cancel it. In the event that HMS Income Fund, Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name/Entity Name/Financial Institution	Mailing Address

City	State	Zip Code

Your Bank’s ABA Routing Number	Your Bank Account Number	☐ Checking Account ☐ Savings Account

Please Attach a Pre-printed Voided Check

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6 BROKER-DEALER/FINANCIAL ADVISOR INFORMATION (Required Information. All fields must be completed)

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell Shares in the state designated as the investor’s legal residence.

Broker-Dealer	Financial Advisor Name

Advisor Mailing Address

City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number

E-mail Address	Fax Number

Please note that unless previously agreed to in writing by HMS Income Fund, Inc., all sales of securities must be made through a Broker-Dealer, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s) which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker-Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered or made available a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

X		X
Financial Advisor Signature	Date		Branch Manager Signature	Date
(If required by Broker-Dealer)

3

7     SUBSCRIBER SIGNATURES

HMS Income Fund, Inc. is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, HMS Income Fund, Inc. may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce HMS Income Fund, Inc. to accept this subscription, I hereby represent and warrant to you as follows:

PLEASE NOTE: ALL ITEMS MUST BE READ AND INITIALED

(a)	A copy of the Prospectus of HMS Income Fund, Inc. has been delivered or made available to me.
		Initials	Initials

(b)	I/We have (i) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, or that I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “SUITABILITY STANDARDS.”
		Initials	Initials

(c)	I acknowledge that there is no public market for the Shares and, thus, my investment in Shares is not liquid.
		Initials	Initials

(d)	I am purchasing the Shares for my own account.
		Initials	Initials

(e)	If I am a Kansas resident, I acknowledge that it is recommended by the Office of the Kansas Securities Commissioner that my aggregate investment in the Shares and similar investments should not exceed 10% of my “liquid net worth” which is that portion of the net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
		Initials	Initials

I declare that the information supplied above is true and correct and may be relied upon by HMS Income Fund, Inc. I acknowledge that the Broker-Dealer/ Financial Advisor (Broker-Dealer/Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker-Dealer/Financial Advisor of record at any time by contacting HMS Income Fund, Inc. Investor Relations at the number indicated below.

TAXPAYER IDENTIFICATION/SOCIAL SECURITY NUMBER CONFIRMATION (required): The investor signing below, under penalties of perjury, certifies: (i) that the number shown on this subscription agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (ii) that I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (iii) I am a U.S. person (including a resident alien). NOTE: You must cross out (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian	Date
(if applicable)

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

8      MISCELLANEOUS

Investors participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of HMS Income Fund, Inc., agree that, if they experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 7 above, they are required to promptly notify HMS Income Fund, Inc. and the Broker-Dealer in writing.

No sale of Shares may be completed until at least five business days after you receive the final Prospectus.

You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the Shares of HMS Income Fund, Inc.

Return to: HMS Income Fund, Inc. ¢ P.O. Box 219010 ¢ Kansas City, MO 64121-9010

Overnight Delivery: HMS Income Fund, Inc. ¢ 430 W. 7th St. ¢ Kansas City, MO 64105

Hines Investor Relations: 888-220-6121

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CERTAIN STATES HAVE IMPOSED SPECIAL FINANCIAL SUITABILITY STANDARDS FOR SUBSCRIBERS WHO PURCHASE SHARES

Several states have established suitability requirements that are more stringent than the general standards for all investors described below. Shares will be sold to investors in these states only if they meet the special suitability standards set forth below. In each case, these special suitability standards exclude from the calculation of net worth the value of the investor’s home, home furnishings and automobiles.

GENERAL STANDARDS FOR ALL INVESTORS

Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of $70,000 and a minimum net worth of $70,000.

Alabama — In addition to the suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and other similar investment programs.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California, Michigan and New Mexico — In addition to the suitability standards above, an investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $100,000 and annual gross income of $100,000 or (ii) a liquid net worth of $350,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Kansas — The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — Investors who reside in the state of Massachusetts must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Massachusetts investor’s total investment in us and other similar investments shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in the Issuer. For such investors, net worth should not include the value of one’s home, home furnishings, or automobiles.

New Jersey — Investors who reside in the state of New Jersey must have either (i) a minimum annual gross income of $100,000 and a minimum liquid net worth of $100,000; or (ii) a minimum liquid net worth of $300,000. Additionally, a New Jersey investor’s total investment in this offering and other similar offerings shall not exceed 10% of such investor’s liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

North Dakota — Our shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth and that they meet one of the established suitability standards.

Ohio — It shall be unsuitable for an Ohio investor's aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded direct purchase programs to exceed ten percent (10%) of his or her liquid net worth. 'Liquid net worth' shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — Purchases by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth (not including home, home furnishings or automobiles).

Tennessee — We must sell a minimum of $15,000,000 worth of shares before accepting subscriptions from residents of Tennessee. In addition, investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

Vermont — Investors who reside in the state of Vermont must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Vermont investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

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